Exhibit 99.2

Diamond Technologies
Unaudited Pro Forma Balance Sheet
(In US Dollars)

	December 31, 2008

	Diamond		Rophe
	Technologies				Pro Forma			Pro Forma
					Adjustments			Consolidated

Assets
Current Assets
Cash and cash equivalents	$629		$300		$-			$929
Total Current Assets	629		300		-	-		929

Property and equipments, net	9,674		-		-	-		9,674
Goodwill					1,649,700		A	1,649,700
Total Assets	$10,303		$300		$1,649,700	-		$1,660,303
								-
Liabilities & Shareholders' Equity								-
Current Liabilities								-
Accounts payable	$-	$		$				$-
Accrued liabilities and other payable	4,500		-			-		4,500
Accrued Officers' Salaries	150,000							150,000
Total Current Liabilities	154,500					-		154,500

Acquisition Costs payable					1,200,000		A	1,200,000
Total Liabilities	154,500				1,200,000			1,354,500

Shareholders' Equity								-
Preferred stock, $0.00001 par value;
none issued and outstanding
Common stock, $0.00001 par value; 100,000,000 authorized;	-		300		(300)		A	-
19,720,002 shares issued and outstanding, including 16,720,002 shares of common stock outstanding and 3,000,000 shares of common stock issued as part of the acquisition of Rophe Medical Technologies Inc.	167				30		A	197
Additional paid-in capital	172,508		-		449,970		A	622,478
Deficit Accumulated during the Development Stage	(316,872)							(316,872)
Total Shareholders' Equity	(144,197)		300		449,700	-		305,803
Total Liabilities & Shareholders' Equity	$10,303		$300		$1,649,700	-		$1,660,303

Note 1- Basis of Presentation

The unaudited pro forma balance sheet as of December 31, 2008 is based on the unaudited financial statements as of December 31, 2008 for Diamond Technologies Inc. (the ““Company”” or ““we””).The unaudited pro forma balance sheet gives effect to the issuance of stock by the Company and the purchase of the assets of Rophe Medical Technologies Inc.    These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the stock issuance and asset purchase had actually occurred on those dates.

Note 2-Pro Forma Adjustments:

(A)           Reflects purchase of Rophe for $1,200,000cash, payable as defined in the agreement, and 3,000,000 shares of common stock valued at $0.15per share(last sale price available)

Diamond Technologies
Unaudited Pro Forma Balance Sheet
(In US Dollars)

	September 30, 2009

	Diamond		Rophe
	Technologies				Pro Forma			Pro Forma
					Adjustments			Consolidated
Assets
Current Assets
Cash and cash equivalents	$131		$300		$-			$431
Total Current Assets	131		300		-	-		431

Property and equipments, net	7,316		-		-	-		7,316
Goodwill					1,649,700		A	1,649,700
Total Assets	$7,447		$300		$1,649,700	-		$1,657,447
								-
Liabilities & Shareholders' Equity								-
Current Liabilities								-
Accounts payable	$-	$		$				$-
Accrued liabilities and other payable	6,796		-			-		6,796
Accrued Officers' Salaries	150,000							150,000
Due to officer/shareholder	41,780							41,780
Total Current Liabilities	198,576					-		198,576

Acquisition Costs payable
Current Liabilities					500,000		A	500,000
Long-term Liabilities					700,000		A	700,000
Total Acquisition Costs payable					1,200,000			1,200,000

Total Liabilities	198,576				1,200,000			1,398,576

Shareholders' Equity								-
Preferred stock, $0.00001 par value;
none issued and outstanding
Common stock, $0.00001 par value; 100,000,000 authorized;	-		300		(300)		A	-
19,720,002 shares issued and outstanding, including 16,720,002 shares of common stock outstanding and 3,000,000 shares of common stock issued as apart of the acquisition of Rophe Medical Technologies Inc.	167				30		A	197
Additional paid-in capital	172,508		-		449,970		A	622,478
Deficit Accumulated during the Development Stage	(363,804)							(363,804)
Total Shareholders' Equity	(191,129)		300		449,700	-		258,871
Total Liabilities & Shareholders' Equity	$7,447		$300		$1,649,700	-		$1,657,447

Note 1- Basis of Presentation

The unaudited pro forma balance sheet as of September 30, 2009 is based on the unaudited financial statements as of September 30, 2009 for Diamond Technologies Inc. (the ““Company”” or ““we””).The unaudited pro forma balance sheet gives effect to the issuance of stock by the Company and the purchase of the assets of Rophe Medical Technologies Inc.    These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the stock issuance and asset purchase had actually occurred on those dates.

Note 2-Pro Forma Adjustments:

(A)    Reflects purchase of Rophe for $1,200,000cash, payable as defined in the agreement, and 3,000,000 shares of common stock valued at $0.15per share(last sale price available)

Diamond Technologies
Unaudited Pro Forma Statement of Operations
(In US Dollars)

For the Year Ended December 31, 2008

	Diamond	Rophe
	Technologies		Pro Forma	Pro Forma
			Adjustments	Consolidated

Revenue
Sales	$-	$-	$-	$-
Cost of goods sold	5,245	-	-	5,245
Gross Profit	(5,245)	-	-	(5,245)

Operating Costs and Exp				-
Selling expenses	-	-	-	-
Depreciation	-	-	-	-
Other general and administrative	60,525	-	-	60,525
Merger costs	-	-	-	-
Total General and administrative	60,525	-	-	60,525
-
Income from Operations	(65,770)	-	-	(65,770)
-
Other Income (Expenses)				-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Imputed interest	-	-	-	-
Sundry income (expense), net	-	-	-	-
Total other income (expenses)	-	-	-	-
-
Income before Income Taxes	(65,770)	-	-	(65,770)
-
Income taxes			-	-
-
Net Income	$(65,770)	$-	$-	$(65,770)

Diamond Technologies
Unaudited Pro Forma Statement of Operations
(In US Dollars)

For Period Ended September 30, 2009

	Diamond	Rophe
	Technologies		Pro Forma	Pro Forma
			Adjustments	Consolidated

Revenue
Sales	$-	$-	$-	$-
Cost of goods sold	-	-	-	-
Gross Profit	-	-	-	-

Operating Costs and Exp				-
Selling expenses	-	-	-	-
Depreciation	-	-	-	-
Other general and administrative	21,721	-	-	21,721
Merger costs	-	-	-	-
Total General and administrative	21,721	-	-	21,721
-
Income from Operations	(21,721)	-	-	(21,721)
-
Other Income (Expenses)				-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Imputed interest	-	-	-	-
Sundry income (expense), net	-	-	-	-
Total other income (expenses)	-	-	-	-
-
Income before Income Taxes	(21,721)	-	-	(21,721)
-
Income taxes			-	-
-
Net Income	$(21,721)	$-	$-	$(21,721)

Diamond Technologies

Pro Forma Financial Information

On December 31, 2009, Rophe Medical Technologies Inc. (“Rophe”) entered into a share purchase agreement (the “Purchase Agreement”), with Diamond Technologies  (“the Company”)(“DT”) (formerly Printing Components, Inc.) and its shareholders.  Pursuant to the Purchase Agreement, DT agreed to pay $1,200, 000 in cash and agreed to issue an aggregate of 3 million shares of its common stock valued at $0.15 per share (the last available sale price) totaling $450,000  to the shareholders of Rophe and/or designees in exchange for all of the issued and outstanding shares of Rophe (the “Share Exchange”).

The DT acquisition of Rophe includes its three key technologies. These are:
1 – Communicable and Infectious Diseases Information Management System or CID-IMS ©
2 – Mobile Medical Clinic©
3 – Clinical Care Globalization Technology TransCare ©

Each of these technologies will be spun off into a separate “project” with the goal of marketing and selling the technology to the wider medical marketplace.

The payment of $1,200, 000 to the shareholders of Rophe is per the following schedule:

1.	$50,000.00 to be paid on January 30, 2010
2.	$200,000.00 to be paid on March 31,2010
3.	$250,000.00 to be paid on April 30,2010
4.	$233,333.33 to be paid upon launch of Project 1 –
a.	Communicable and Infectious Diseases Information Management System
5.	$233,333.33 to be paid on launch of Project 2 –
a.	Mobile Medical Clinic
6.	$233,333.33 to be paid on launch of Project 3 –
a.	Clinical Care Globalization Technology

The term “launch” is defined to mean when each technology is made available to the marketplace and sales reach the $500,000 level generated in collected revenue.

The unaudited pro forma balance sheets below at December 31, 2008 and statements of operations for the year ended December 31, 2008, assume that the Purchase Agreement occurred at the beginning of the period presented. The Company believes the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to such transactions. The pro forma financial results are presented for informational purposes only and are not intended to be indicative of either future results of the Company’s operations or results that might have been achieved had the transactions actually occurred since the beginning of the reporting period.